UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 10, 2009

Popular, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Puerto Rico	0-13818	66-0667416
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

209 MUNOZ RIVERA AVE, POPULAR CENTER BUILDING, HATO REY , Puerto Rico		00918
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	787-765-9800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Attached hereto as Exhibit 99.1 is selected unaudited pro forma financial information of Popular, Inc. ("Popular") that has been presented to give effect to and show the pro forma impact of the Exchange Offer described in the prospectus, dated August 7, 2009, of Popular on (i) Popular’s consolidated balance sheets as of June 30, 2009 and (ii) Popular’s results of operations for the fiscal year ended December 31, 2008 and for the six months ended June 30, 2009.

The unaudited pro forma financial information has been presented for illustrative purposes only and does not necessarily indicate the financial position or results of operations that would have been realized had the Exchange Offer been completed as of the dates indicated in the pro forma financial information.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Unaudited pro forma financial information

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Popular, Inc.

August 10, 2009	By:	/s/ Ileana Gonzalez

Name: Ileana Gonzalez
Title: Senior Vice President and Comptroller

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Exhibit Index

Exhibit No.	Description

99.1	Unaudited pro forma financial information